UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          ------------------------------------------------------------

        Date of Report (Date of earliest event reported): August 21, 2007

                            NEAH POWER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

             Nevada               000-49962             88-0418806
 (State or other jurisdiction of (Commission          (IRS Employer
          incorporation)         File Number)        Identification No.)

            22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
               (Address of principal executive offices) (Zip Code)

                                 (425) 424-3324
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On August 21, 2007, we issued a press release announcing our financial results for the second quarter ended June 30, 2007. The full text of the press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

No.      Description 99.1 Press release dated August 21, 2007
---      ----------------------------------------------------
99.1     Press release dated August 21, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEAH POWER SYSTEMS, INC.

Date: August 21, 2007                   By:   /s/ David M. Barnes
                                              ---------------------------------
                                              David M. Barnes
                                              Chief Financial Officer